UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)	July 17, 2003
Commission File Number:	000-10849
Allegiant Bancorp, Inc. (Exact name of registrant as specified in its charter)
Missouri (State of other jurisdiction of incorporation or organization)	43-1262037 (IRS Employer Identification No.)
10401 Clayton Road, St. Louis, MO (Address of principal executive offices)	63131 (Zip Code)
(314) 692-8800 (Registrants telephone number, including area code)

Item 7.   Financial Statements and Exhibits

              (a) - (b)  Not applicable.

              (c)         Exhibits required by Item 601 of Regulation S-K
Exhibit No.	Exhibit
99.1	Press Release of July 17, 2003

Item 9.   Regulation FD Disclosure

              The information in this report is being furnished under Item 12 - Results of Operations and Financial Condition of Form 8-K. It is being furnished under Item 9 of this Form 8-K in accordance with the interim guidance issued by the SEC in release no. 34-47583. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

              On July 17, 2003, Allegiant Bancorp, Inc. issued a press release announcing its preliminary results of operations for the quarter and six months ended June 30, 2003. A copy of the press release is attached hereto and incorporated herein as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLEGIANT BANCORP, INC.

Dated: July 18, 2003	By: /s/ Jeffrey S. Schatz Jeffrey S. Schatz, Executive Vice President and Chief Financial/Operations Officer